Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES—OXLEY ACT OF 2002

In connection with the Quarterly Report of The OLB Group, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronny Yakov, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: August 14, 2026

By:	/s/ Ronny Yakov
Ronny Yakov Chief Executive Officer
(Principal Executive)

In connection with the Quarterly Report of The OLB Group, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rachel Boulds, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: August 14, 2026

By:	/s/ Rachel Boulds
Rachel Boulds Chief Financial Officer (Principal Financial and Accounting Executive)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The OLB Group, Inc. and will be retained by The OLB Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.